UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/01/2006

Georgia-Carolina Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22891

Georgia	58-2326075
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3527 Wheeler Road
Augusta, Georgia 30909
(Address of principal executive offices, including zip code)

706-731-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On May 1, 2006, Georgia-Carolina Bancshares, Inc. (the "Company") issued a press release announcing its financial results for the first quarter and three months ended March 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)       The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No.       Description

99.1   Press Release Regarding Financial Results for the First Quarter and three months ended March 31, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Georgia-Carolina Bancshares, Inc.

Date: May 01, 2006	By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Regarding Financial Results for the First Quarter and three months ended March 31, 2006.